Exhibit 99.1

January 27, 2020

Gardner Denver Previews Selected Preliminary Financial Results for Full Year 2019
 Expects to Exceed Mid-Point of Full Year 2019 Adjusted EBITDA and Free Cash Flow Guidance

Launches Financing for Ingersoll Rand Transaction

Milwaukee, WI (January 27, 2020) -- Gardner Denver Holdings, Inc. (NYSE: GDI) announced today selected full year 2019 preliminary unaudited financial results ahead of commencing the financing process associated with the Ingersoll Rand transaction.

The Company anticipates reporting full year 2019 revenues of $2.5 billion, Income before income taxes of $191 million, and Adjusted EBITDA of $565 million, resulting in Adjusted EBITDA as a percentage of revenues of 23.0%.  In addition, the Company expects to report annual cash flow from operating activities of $343 million and $43 million in capital expenditures, resulting in free cash flow of $300 million.  Total debt as of December 31, 2019 is expected to be $1.6 billion, Net debt as of December 31, 2019 is expected to be $1.1 billion and Net debt to Adjusted EBITDA leverage for the year is expected to be 2.0x.  These unaudited financial results are preliminary and are subject to finalization of the Company’s quarterly and annual financial and accounting procedures.

On April 30, 2019, Ingersoll Rand plc (“Ingersoll Rand”) and Gardner Denver announced they had entered into a merger agreement, whereby Ingersoll Rand’s Industrial Segment would be separated from Ingersoll Rand, spun off to Ingersoll Rand shareholders and subsequently combined with Gardner Denver in a Reverse Morris Trust arrangement.  Later today, Gardner Denver intends to launch the marketing of (i) a $1,900 million 7-year Senior Secured Term Loan B in connection with the spin-off of Ingersoll Rand’s Industrial Segment and (ii) an amendment and extension of the Company’s existing Senior Secured Term Loans to align their maturity dates with the new Term Loan B, among other changes.  As part of the financing activity, the Company is disclosing selected financial information contained in this release.

“We are pleased to announce the launch of the financing for the Ingersoll Rand transaction and excited about the strong finish to the year,” said Vicente Reynal, Chief Executive Officer.  “The results are better than the mid-point of our most recent guidance for 2019 Adjusted EBITDA and Free Cash Flow, driven by solid commercial and operational execution across the segments and continued progress on improving net working capital.  As we look ahead, optimizing our financing as part of the pending merger is a key step toward positioning the new company for future success.  We look forward to our upcoming earnings call at which time we will provide a business update and discuss fourth quarter and full year 2019 results as well as provide an update on the status of the transaction, which continues to be on track to close in early 2020.”

Conference Call

Gardner Denver will broadcast a conference call to discuss results for the fourth quarter and full year ended December 31, 2019 on Tuesday, February 18, 2020 at 8:00 a.m. Eastern time through a live webcast.  This webcast will be available in listen-only mode and can be accessed, for up to ninety days following the call, through the Investors section on the Gardner Denver website at http://investors.gardnerdenver.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934.  These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements, including the statements relating to our preliminary unaudited financial results for our quarter and full year ended December 31, 2019, which are subject to finalization and contingencies associated with the Company’s quarterly and annual financial and accounting procedures. You can identify these forward-looking statements by the use of words such as "outlook," “guidance,” "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "projects," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of these words or other comparable words.  Such forward-looking statements are subject to various risks and uncertainties, including macroeconomic factors beyond the Company’s control, risks of doing business outside the United States, the Company’s dependence on the level of activity in the energy industry, potential governmental regulations restricting the use of hydraulic fracturing, raw material costs and availability, the risk of a loss or reduction of business with key customers or consolidation or the vertical integration of the Company’s customer base, loss of or disruption in the Company’s distribution network, the risk that ongoing and expected restructuring plans may not be as effective as the Company anticipates, and the Company’s substantial indebtedness.  Additional factors that could cause Gardner Denver’s results to differ materially from those described in the forward-looking statements can be found under the section entitled "Risk Factors" in our most recent annual report on form 10-K filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC's website at www.sec.gov.  Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC.  We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

About Gardner Denver

Gardner Denver (NYSE: GDI) is a leading global provider of mission-critical flow control and compression equipment and associated aftermarket parts, consumables and services, which it sells across multiple attractive end-markets within the industrial, energy and medical industries.  Its broad and complete range of compressor, pump, vacuum and blower products and services, along with its application expertise and over 155 years of engineering heritage, allows Gardner Denver to provide differentiated product and service offerings for its customers' specific uses.  Gardner Denver supports its customers through its global geographic footprint of 40 key manufacturing facilities, more than 30 complementary service and repair centers across six continents, and approximately 6,600 employees world-wide.

Gardner Denver uses its website www.gardnerdenver.com as a channel of distribution of Company information. Financial and other important information regarding the Company is routinely accessible through and posted on its website.  Accordingly, investors should monitor Gardner Denver’s website, in addition to following the Company’s press releases, SEC filings and public conference calls and webcasts.  In addition, you may automatically receive e-mail alerts and other information about Gardner Denver when you enroll your e-mail address by visiting the “Email Alerts” section of Gardner Denver’s website at
http://investors.gardnerdenver.com.

Contact

Gardner Denver Holdings, Inc.
Investor Relations Contact
Vikram Kini
(414) 212-4753
vikram.kini@gardnerdenver.com

Non-U.S. GAAP Measures of Financial Performance

In addition to consolidated GAAP financial measures, Gardner Denver reviews various non-GAAP financial measures, including “Adjusted EBITDA,” “Net debt,” “Net debt to Adjusted EBITDA” and “Free Cash Flow.”

Gardner Denver believes Adjusted EBITDA is a helpful supplemental measure to assist management and investors in evaluating the Company’s operating results as it excludes certain items that are unusual in nature or whose fluctuation from period to period do not necessarily correspond to changes in the operations of Gardner Denver’s business.  Adjusted EBITDA represents net income (loss) before interest, taxes, depreciation, amortization and certain non-cash, non-recurring and other adjustment items.  Gardner Denver believes that the adjustments applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about non-recurring items that the Company does not expect to continue at the same level in the future.

Gardner Denver uses Free Cash Flow to review the liquidity of its operations.  Gardner Denver measures Free Cash Flow as cash flows from operating activities less capital expenditures.  Gardner Denver believes Free Cash Flow is a useful supplemental financial measure for management and investors in assessing the Company’s ability to pursue business opportunities and investments and to service its debt.  Free Cash Flow is not a measure of our liquidity under GAAP and should not be considered as an alternative to cash flows from operating activities.

Net debt represents total debt less cash and cash equivalents.  Gardner Denver uses Net debt and Net debt to Adjusted EBITDA to evaluate the Company’s leverage. Gardner Denver believes Net debt and Net debt to Adjusted EBITDA are useful supplemental financial measures as they assist management and investors in evaluating the Company’s leverage and ability to take on additional debt.

Management and Gardner Denver’s board of directors regularly use these measures as tools in evaluating the Company’s operating and financial performance and in establishing discretionary annual compensation.  Such measures are provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measures under GAAP.  In addition, Gardner Denver believes that Adjusted EBITDA, Net debt, Net debt to Adjusted EBITDA and Free Cash Flow are frequently used by investors and other interested parties in the evaluation of issuers, many of which also present Adjusted EBITDA, Net debt, Net debt to Adjusted EBITDA and Free Cash Flow when reporting their results in an effort to facilitate an understanding of their operating and financial results and liquidity.

Adjusted EBITDA, Net debt, Net debt to Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income (loss), diluted earnings per share or any other performance measure derived in accordance with GAAP, or as alternatives to cash flow from operating activities as a measure of our liquidity. Adjusted EBITDA, Net debt, Net debt to Adjusted EBITDA and Free Cash Flow have limitations as analytical tools, and you should not consider such measures either in isolation or as substitutes for analyzing Gardner Denver’s results as reported under GAAP.

Reconciliations of Net debt and Free Cash Flow to their most comparable U.S. GAAP financial metrics for historical periods are presented in the tables below.

A reconciliation of Adjusted EBITDA to net income, which is the most comparable U.S. GAAP financial measure, is unavailable because the Company has not yet determined its provision for income taxes for the year ended December 31, 2019. Accordingly, the Company presents in the tables below a reconciliation of Adjusted EBITDA to Income before income taxes.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Gardner Denver and Ingersoll-Rand Industrial U.S. Holdco, Inc. (“Ingersoll Rand Industrial”) have filed registration statements with the SEC registering shares of Gardner Denver common stock and Ingersoll Rand Industrial common stock in connection with the proposed transaction, which were declared effective by the SEC on January 16, 2020. Gardner Denver has also filed a proxy statement, which has been sent to the Gardner Denver shareholders in connection with their vote required in connection with the proposed transaction. Ingersoll-Rand shareholders are urged to read the prospectus and/or information statement that will be included in the registration statements and any other relevant documents when they become available, and Gardner Denver stockholders are urged to read the proxy statement and any other relevant documents when they become available, because they contain important information about Gardner Denver, Ingersoll Rand Industrial and the proposed transaction. The proxy statement, prospectus and/or information statement, and other documents relating to the proposed transactions (when they become available) can be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement, prospectus and/or information statement and other documents (when they become available) are also available free of charge on Ingersoll Rand’s website at http://ir.ingersollrand.com or on Gardner Denver’s website at https://investors.gardnerdenver.com. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Gardner Denver in connection with the proposed transaction is set forth in the proxy statement/prospectus filed with the SEC.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This release is not a solicitation of a proxy from any security holder of Gardner Denver. However, Ingersoll-Rand, Gardner Denver and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Gardner Denver in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Ingersoll-Rand may be found in its Annual Report on Form 10-K filed with the SEC on February 12, 2019 and its definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 23, 2019. Information about the directors and executive officers of Gardner Denver may be found in its Annual Report on Form 10-K filed with the SEC on February 27, 2019, and its definitive proxy statement relating to its 2019 Annual Meeting of Stockholders filed with the SEC on March 26, 2019.

GARDNER DENVER HOLDINGS, INC. AND SUBSIDIARIES
REVENUE AND ADJUSTED EBITDA AND ADJUSTED EBITDA PERCENTAGE
(Dollars in millions)
(Unaudited)

For the Twelve Month Period Ended December 31, 2019
Revenue	$2,451.9
Adjusted EBITDA	$564.8
Adjusted EBITDA %	23.0%

GARDNER DENVER HOLDINGS, INC. AND SUBSIDIARIES
NET DEBT AND LEVERAGE RATIO
(Dollars in millions)
(Unaudited)

December 31, 2019

Short-term borrowings and current maturities of long-term debt	$7.6
Long-term debt (excluding unamortized debt issuance costs)	1,611.9
Total Debt	$1,619.5
Cash	505.5
Net Debt	$1,114.0
LTM Adjusted EBITDA	564.8
Leverage(1)	2.0

(1)	Leverage is defined as Net Debt divided by LTM Adjusted EBITDA

GARDNER DENVER HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATION OF INCOME BEFORE INCOME TAXES TO ADJUSTED EBITDA
(Dollars in millions)
(Unaudited)

For the Twelve Month Period Ended December 31, 2019
Income Before Income Taxes	$190.9
Plus
Interest Expense	88.9
Depreciation Expense	53.8
Amortization Expense	124.3
Restructuring and related business transformation costs	25.6
Acquisition related expenses and non-cash charges	54.6
Stock-based compensation	23.1
Other adjustments	3.6
Adjusted EBITDA	$564.8

GARDNER DENVER HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATION OF CASH FLOWS FROM OPERATING ACTIVITIES TO
FREE CASH FLOW
(Dollars in millions)
(Unaudited)

For the Twelve Month Period Ended December 31, 2019
Free Cash Flow
Cash flows - operating activities	$343.3
Minus
Capital expenditures	43.2
Free Cash Flow	$300.1